UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 15, 2016

Shenandoah Telecommunications Company
(Exact Name of Registrant as Specified in Charter)

Virginia	000-09881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Shentel Way P.O. Box 459 Edinburg, Virginia 22824
(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 15, 2016, the Federal Communications Commission (the “FCC”) approved the applications filed by Shenandoah Personal Communications, LLC, a wholly-owned subsidiary of Shenandoah Telecommunications Company (the “Company”), NTELOS Holdings Corp. (“NTELOS”), and SprintCom, Inc., an affiliate of Sprint Corporation (“Sprint”), related to the Company’s pending acquisition of NTELOS and related transactions with Sprint previously announced by the Company in a Current Report on Form 8-K filed on August 10, 2015.

On April 15, 2016, the Company issued a press release announcing the FCC’s approval, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued April 15, 2016, by Shenandoah Telecommunications Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: April 15, 2016	By:	/s/ Adele M. Skolits
Name: Adele M. Skolits
Title: Vice President - Finance and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued April 15, 2016, by Shenandoah Telecommunications Company.